UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2026

TD SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 668-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sale of Equity Securities.

On May 30, 2026, TD SYNNEX Corporation (the “Company”) issued a warrant (the “Warrant”) to Amazon.com NV Investment Holdings LLC (“Warrantholder”) to acquire up to 3,238,066 shares of the Company’s common stock, par value $0.001 per share, (the “Warrant Shares”). Of these Warrant Shares, 215,871 vest immediately at an exercise price of $0.01 per share, and the remaining 3,022,195 Warrant Shares vest in tranches, at an exercise price of $191.10 per Warrant Share, upon the attainment of specified payment thresholds based on aggregate payments by affiliates of the Warrantholder (“Amazon”) to the Company and its affiliates pursuant to certain commercial arrangements between the parties. The Warrant expires on May 30, 2033. The Company expects to continue its multi-year collaboration with Amazon.

Upon the consummation of an acquisition transaction, subject to certain exceptions, all unvested Warrant Shares will vest in full. So long as the Warrant is unexercised, the Warrant does not entitle the Warrantholder to any voting rights or any other common stockholder rights. The exercise price and the number of Warrant Shares are subject to customary anti-dilution adjustments. The Warrant includes a limitation on exercise that prohibits the Warrantholder from beneficially owning more than 4.999% of the Company’s outstanding common stock (subject to the Warrantholder’s ability to increase such limit). The Warrantholder is entitled to participate in certain distributions to stockholders as if the Warrant had been exercised, subject to specified limitations.

The issuance of the Warrant and the Warrant Shares has not been registered under the Securities Act of 1933 (the “Securities Act”) or under any state securities law. The Company believes that the transaction is exempt from registration under Section 4(a)(2) of the Securities Act, and customary legends will be affixed to the Warrant and the Warrant Shares. The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety to the full text thereof, filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

4.1	Warrant to Purchase Common Stock, dated May 30, 2026, issued to Amazon.com NV Investment Holdings LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2026	TD SYNNEX CORPORATION

	By:	/s/ David Vetter
David Vetter
Chief Legal Officer